                              PROSPECTUS SUPPLEMENT


                              DATED OCTOBER 2, 1995
                            TO EACH OF THE FOLLOWING:


                         Prospectuses dated May 1, 1995,
                       each as previously supplemented, for
                     DEFERRED VARIABLE ANNUITY CONTRACTS issued
                     by Golden American Life Insurance Company

    Prospectuses dated May 3, 1993,              Prospectuses dated October 12, 1993,
  each as previously supplemented, for           each as previously supplemented, for
VARIABLE ANNUITY CERTAIN CONTRACTS issued          VARIABLE ANNUITY CONTRACTS issued
by Golden American Life Insurance Company      by Golden American Life Insurance Company


                         (Collectively, the "Prospectuses")

                               ------------------

           THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS.


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A Division has been added to invest in the Strategic Equity Series (the
"Series") of the The GCG Trust (the "Trust"). The Series is a newly created portfolio managed by Zweig Advisors Inc. The Trust Annual Expenses attributable to the Series are 1.00% of net assets. This expense is the same as that charged in connection with the Multiple Allocation, Fully Managed, Capital Appreciation, Rising dividends, All-Growth, Real Estate, Natural Resources, and Value Equity Series. For expenses that you will pay for in connection with $1,000 of initial premium invested in the Strategic Equity Division, please refer to the examples provided in your Prospectus under the caption "Fee Table."

In addition, information in the Prospectuses relating to the various series of the Trust in which the Divisions invest is amended by the addition set forth below.

STRATEGIC EQUITY DIVISION

STRATEGIC EQUITY SERIES

OBJECTIVE
   Long term capital appreciation.

INVESTMENTS
   Investment primarily in equity securities based on various equity market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposures to equities when risk/reward characteristics are believed to be less attractive.

PORTFOLIO MANAGER
    Zweig Advisors Inc.

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